Statements of Changes in Net Assets Available for Benefits - U.S. Group Savings Plan - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Contributions
Employee	$ 233,724,479	$ 226,451,342
Employer	212,367,229	203,865,954
Rollover	35,961,214	32,669,256
Investment income
Net investment income from Sanofi U.S. Group Savings Master Trust	1,355,244,496	993,427,567
Interest on notes receivable from participants	3,577,723	3,189,421
Total additions	1,840,875,141	1,459,603,540
DEDUCTIONS FROM NET ASSETS ATTRIBUTED TO
Distributions	818,276,339	764,248,179
Fees and administrative expenses	1,245,433	1,019,893
Total deductions	819,521,772	765,268,072
Increase in net assets available for benefits	1,021,353,369	694,335,468
Transfer out (see Note1)	184,536,749
NET ASSETS AVAILABLE FOR BENEFITS
Beginning of year	8,494,721,918	7,800,386,450
End of year	$ 9,331,538,538	$ 8,494,721,918